UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2013

Vitamin Shoppe, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34507	11-3664322
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2101 91st Street

North Bergen, New Jersey 07047

(Addresses of Principal Executive Offices, including Zip Code)

(201) 868-5959

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into Material Definitive Agreement.

On October 11, 2013, Vitamin Shoppe, Inc. (the “Company”), as a guarantor, and certain of its subsidiaries, Vitamin Shoppe Industries Inc. (“VS Industries”), VS Direct Inc. (“VS Direct”), Vitamin Shoppe Mariner, Inc. (“VS Mariner”) and Vitamin Shoppe Global, Inc. (“VS Global” and collectively, with VS Industries, VS Direct and VS Mariner, the “Borrowers” and each a “Borrower”) entered into a Second Amendment to Amended and Restated Loan and Security Agreement and First Amendment to Existing Guarantees (the “October 2013 Amendment”), with JPMorgan Chase Bank, N.A., in its capacity as agent (the “Agent”) for the lenders thereunder (the “Lenders”). As described below, the October 2013 Amendment amends the Amended and Restated Loan and Security Agreement, dated as of January 20, 2011, by and among the Company, VS Industries, VS Direct, the Lenders and the Agent (the “Loan Agreement”), as amended by the First Loan Agreement Amendment (as defined below), and also amends those certain existing guarantees (as described and referenced below).

First Amendment to Loan Agreement

In connection with the Company’s acquisition of the assets of Super Supplements, Inc. for $50,000,000 in cash in February 2013, the Loan Agreement was amended on January 10, 2013 pursuant to the terms of that certain First Amendment to Amended and Restated Loan and Security Agreement, by and among the Agent, the Company, VS Industries, VS Direct and VS Mariner (the “First Loan Agreement Amendment”). The First Loan Agreement Amendment removed the $25,000,000 maximum dollar limit under the definition of “Permitted Acquisitions” (as defined in the Loan Agreement). Also on January 10, 2013, VS Mariner, the subsidiary through which the Company acquired the assets of Super Supplements, Inc., executed a joinder to the Loan Agreement (the “VS Mariner Joinder”) pursuant to which it became a borrower under the Loan Agreement, and the Company, VS Industries and VS Direct entered into a Guarantee in favor of the Agent guaranteeing the obligations of VS Mariner under the Loan Agreement (the “VS Mariner Guarantee”).

Second Amendment to Loan Agreement

The October 2013 Amendment modifies certain provisions of the Loan Agreement to, among other things, (i) increase the Lenders’ revolving loan commitment under the Loan Agreement by up to $80,000,000, (ii) reduce the interest rate and (iii) extend the maturity date.

As a result of the October 2013 Amendment, the Lenders’ aggregate loan commitment under the Loan Agreement increased to $90,000,000, with an option by the Borrowers to increase the commitment to an aggregate amount of $150,000,000, with such additional amount being fully committed by the Lenders.

Pursuant to the October 2013 Amendment, borrowings under the Loan Agreement will now bear interest, at the Borrowers’ option, at a rate per annum based on either (a) the “Alternative Base Rate” plus 0.25% or 0.50% or (b) the “Adjusted Eurodollar Rate” plus 1.25% or 1.50% (each of the “Alternative Base Rate” and the “Adjusted Eurodollar Rate,” as defined in the Loan Agreement), in each case with the higher spread applicable in the event that the aggregate amount of the borrowings under the Loan Agreement exceeds 50% of the borrowing base availability under the Loan Agreement. The October 2013 Amendment also (i) increased certain of the Loan Agreement’s basket thresholds with respect to collateral covenants, affirmative and negative covenants and events of default and (ii) amended the collateral and financial reporting covenants.

Pursuant to the October 2013 Amendment, the maturity date of the revolving credit facility available under the Loan Agreement has been extended to October 11, 2018, although the Agent has the right to terminate the Loan Agreement at any time upon the occurrence of an event of default under the Loan Agreement. The Borrowers may terminate the Loan Agreement and repay any outstanding amounts at any time subject to prior notice being delivered to the Agent.

In connection with the execution of the October 2013 Amendment, the Borrowers paid a one-time non-refundable amendment fee to the Lenders equal to $360,000. The Loan Agreement’s unused line fee has been reduced to 0.25% (from 0.50%), on a per annum basis, and will be paid and calculated monthly based on the amount by which the Lenders’ aggregate elected loan commitment exceeds the average daily principal balance of outstanding borrowings.

Amendment and Restatement of Stock Pledge Agreement

Also on October 11, 2013, VS Industries, a direct wholly owned subsidiary of the Company, entered into an Amended and Restated Stock Pledge Agreement (the “Amended and Restated Stock Pledge Agreement”) with the Agent, which amended and restated the Stock Pledge Agreement, dated as of September 25, 2009, by and between VS Industries and the Agent (the “Prior Stock Pledge Agreement”). Pursuant to the Amended and Restated Stock Pledge Agreement, VSI pledged to the Agent, (i) 100% of the issued and outstanding capital stock of each of its domestic subsidiaries, including VS Direct, VS Mariner and VS Global, and (ii) 65% of all of its voting capital stock of its foreign subsidiary, Vitapath Canada Limited, in each case subject to the terms in the Amended and Restated Stock Pledge Agreement and the other Loan Documents (as defined in the Loan Agreement).

Amendment to Existing Guarantees

Additionally, the October 2013 Amendment amends (i) a prior guarantee, dated September 25, 2009, by the Company and VS Direct in favor of the Agent guaranteeing the obligations of VS Industries under the Loan Agreement (the “VS Industries Guarantee”), (ii) a prior guarantee, dated as of September 25, 2009 by the Company and VS Industries in favor of the Agent guaranteeing the obligations of VS Direct under the Loan Agreement (the “VS Direct Guarantee”) and (iii) the VS Mariner Guarantee. Such amendment incorporates a keepwell support provision for purposes of the Commodity Exchange Act.

VS Global Joinder and Guarantee

Also on October 11, 2013, VS Global entered into a joinder to the Loan Agreement (the “VS Global Joinder”) pursuant to which it became a borrower under the Loan Agreement, and the Company, VS Industries, VS Direct and VS Mariner entered into a Guarantee in favor of the Agent guaranteeing the obligations of VS Global under the Loan Agreement (the “VS Global Guarantee”).

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of (i) the Loan Agreement, which is incorporated herein by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K previously filed with the Securities and Exchange Commission (the “SEC”) on January 24, 2011, (ii) the First Loan Agreement Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference, (iii) the October 2013 Amendment, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference, (iv) the Prior Stock Pledge Agreement, which is incorporated herein by reference to Exhibit 99.7 of the Company’s Current Report on Form 8-K previously filed with the SEC on September 30, 2009; (v) the Amended and Restated Stock Pledge Agreement, which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference; (vi) the VS Mariner Joinder, which is attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference; (vii) the VS Mariner Guarantee, which is attached as Exhibit 10.5 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference, (viii) the VS Global Joinder, which is attached as Exhibit 10.6 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference; (ix) the VS Global Guarantee, which is attached as Exhibit 10.7 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference, (x) the VS Industries Guarantee, which is incorporated herein by reference to Exhibit 99.8 of the Company’s Current Report on Form 8-K previously filed with the SEC on September 30, 2009 and (xi) the VS Direct Guarantee, which is incorporated herein by reference to Exhibit 99.9 of the Company’s Current Report on Form 8-K previously filed with the SEC on September 30, 2009.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

10.1	First Amendment to Amended and Restated Loan and Security Agreement, dated as of January 10, 2013, by and among Vitamin Shoppe Industries Inc., VS Direct Inc. and Vitamin Shoppe Mariner, Inc., as Borrowers, Vitamin Shoppe, Inc., as Guarantor, and JPMorgan Chase Bank, N.A., as Agent, the Issuing Bank and a Lender.

10.2	Second Amendment to Amended and Restated Loan and Security Agreement and First Amendment to Existing Guarantees, dated as of October 11, 2013, by and among Vitamin Shoppe Industries Inc., VS Direct Inc., Vitamin Shoppe Mariner, Inc., and Vitamin Shoppe Global, Inc., as Borrowers, Vitamin Shoppe, Inc., as Guarantor, and JPMorgan Chase Bank, N.A., as Agent, the Issuing Bank and a Lender.

10.3	Amended and Restated Stock Pledge Agreement, dated as of October 11, 2013, by and between Vitamin Shoppe Industries Inc., as Pledgor, and JPMorgan Chase Bank, N.A., as Pledgee.

10.4	Joinder Agreement, dated as of January 10, 2013, by and between Vitamin Shoppe Mariner, Inc., and JPMorgan Chase Bank, N.A.

10.5	Guarantee, dated as of January 10, 2013, by Vitamin Shoppe, Inc., Vitamin Shoppe Industries Inc. and VS Direct Inc. of the obligations of Vitamin Shoppe Mariner, Inc. under the Amended and Restated Loan Agreement, as amended.

10.6	Joinder Agreement, dated as of October 11, 2013, by and between Vitamin Shoppe Global, Inc., and JPMorgan Chase Bank, N.A.

10.7	Guarantee, dated as of October 11, 2013, by Vitamin Shoppe, Inc., Vitamin Shoppe Industries Inc., VS Direct Inc. and Vitamin Shoppe Mariner, Inc. of the obligations of Vitamin Shoppe Global, Inc. under the Amended and Restated Loan Agreement, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vitamin Shoppe, Inc.

Date: October 15, 2013	By /s/ Jean Frydman
Name: Jean Frydman
Title: Senior Vice President, General Counsel and Corporate Secretary

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